SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]



-------------------------
EQUITY/GLOBAL
-------------------------

Scudder Pacific
Opportunities Fund

Annual Report
October 31, 2000



The fund seeks to provide long-term growth of capital.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's
                           President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      24   Notes to Financial Statements

                      32   Report of Independent Accountants

                      33   Tax Information

                      34   Shareholder Meeting Results

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Pacific Opportunities Fund

--------------------------------------------------------------------------------
Class AARP                 ticker symbol SPOX                   fund number 173
Class S                    ticker symbol SCOPX                  fund number 073
--------------------------------------------------------------------------------


Date of          o    Pressured by declines in U.S. tech stocks as well as a
Inception:            litany of local concerns, Pacific Basin equities fell
12/8/92               sharply during the latter half of the reporting period.

                 o    The fund's focus on fast-growing, fundamentally sound
                      companies, many of which reside in the technology
Total Net             sector, failed to have a positive impact on performance
Assets as             during a period in which virtually all stocks,
of 10/31/00--         regardless of their quality, were the subject of
                      selling pressure.
Class AARP:
$2,349           o    Although the Asian markets are likely to remain
                      volatile in the near term, we remain positive on the
Class S:              longer-term prospects for the region.
$104,768,219

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past year -- and the most recent six months in particular -- was a difficult time for those invested in Asian equities. Following the crisis period of 1997-98, the region staged a comeback on the strength of positive fundamental changes and the surge in global liquidity that resulted from low short-term interest rates in the U.S. and Japan. However, weakness in U.S. tech stocks has combined with regional concerns to batter the Asian markets so far in 2000. We recognize that a setback of this nature can be very disheartening, even to long-term investors. Nevertheless, we believe that with stock prices having fallen and valuations having become increasingly attractive in recent months, shareholders should revisit the long-term picture for Asian stocks.

We believe that the ongoing process of reform on both the public and private levels is creating the foundation of a "virtuous cycle" that will benefit the region's economy. As corporations gain strength and begin to generate improved earnings, we believe that confidence among investors and consumers should improve markedly, allowing capital to flow into the region and provide the fuel for further growth. On the individual company level, we continue to find numerous stocks that offer strong earnings and improving fundamentals. Unfortunately, such factors have not necessarily led to good stock price performance in recent months. However, we believe that over the long term, the use of on-the-ground, bottom-up research to find fast-growing, fundamentally sound companies will position the fund to benefit from an eventual improvement in Asia's economic backdrop. For more information on where the fund's management team sees both risks and opportunities in the months and years ahead, please turn to the Portfolio Management Discussion that begins on page 8.

Thank you for your continued investment in Scudder Pacific Opportunities Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Pacific Opportunities Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                          MSCI All
                  Scudder Pacific         Country Asia
                  Opportunities Fund --   Free Index
                  Class S                 (excluding Japan)*

         12/92**      10000                    10000
           '93        13542                    16472
           '94        14757                    19062
           '95        13174                    17131
           '96        13538                    18525
           '97         9677                    12871
           '98         7340                     9647
           '99        10312                    14805
           '00         8853                    11826

                     Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                               Average
Period ended 10/31/2000         $10,000             Cumulative          Annual
--------------------------------------------------------------------------------
Scudder Pacific Opportunities Fund-- Class S
--------------------------------------------------------------------------------
1 year                         $   8,580              -14.20%           -14.20%
--------------------------------------------------------------------------------
5 year                         $   6,720              -32.80%            -7.64%
--------------------------------------------------------------------------------
Life of Fund**                 $   8,831              -11.69%            -1.56%
--------------------------------------------------------------------------------
MSCI All Country Asia Free Index (excluding Japan)*
--------------------------------------------------------------------------------
1 year                         $   7,988              -20.12%           -20.12%
--------------------------------------------------------------------------------
5 year                         $   6,903              -30.97%            -7.14%
--------------------------------------------------------------------------------
Life of Fund**                 $  11,826               18.26%             2.16%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER PACIFIC OPPORTUNITIES FUND -- CLASS S TOTAL RETURN (%) AND MSCI ALL COUNTRY ASIA FREE INDEX (EXCLUDING JAPAN)* TOTAL RETURN (%)

                                       Yearly periods ended October 31
                   1993**  1994    1995   1996   1997   1998   1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)          35.08   8.97 -10.73    2.76 -28.52 -24.16  40.49 -14.20
--------------------------------------------------------------------------------
Index Total
Return (%)          64.72  15.73 -10.14    8.15 -30.52 -25.04  53.46 -20.12
--------------------------------------------------------------------------------
Net Asset
Value ($)           16.21  17.57  15.59   15.93  11.38   8.38  11.76  10.09
--------------------------------------------------------------------------------
Income
Dividends
($)                    --    .08    .10     .10    .01    .30    .02     --
--------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                    --    .01     --      --     --     --     --     --
--------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the life of Fund total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                                   The fund was
                                                               underweight in
Hong Kong                   41%                        top-performing markets
Korea                       15%                         such as Singapore and
Taiwan                      14%                      Australia, which we felt
India                       11%                        were largely comprised
Singapore                   10%                             of companies with
UK                           4%                     limited upside potential.
Australia                    2%
Malaysia                     1%
China                        1%
Other                        1%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                         The fund continues to
                                                          hold an overweight
Technology                  21%                        position in companies
Communications              20%                         with exposure to the
Financial                   17%                     recovery of the regional
Manufacturing               14%                          economy, as well as
Consumer Discretionary       7%                         leading exporters of
Transportation               7%                          industrial products
Consumer Staples             4%                                and services.
Construction                 3%
Credit Card Receivables      2%
Utilities                    2%
Other                        3%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(40% of Portfolio)                                             The fund's top holdings
                                                                demonstrate a focus on
  1.     China Telecom Ltd.                                              well-managed,
         Provider of cellular telecommunication services in     fast-growing companies
         Hong Kong                                                with dominant market
                                                                   positions and clear
  2.     Hutchison Whampoa, Ltd.                               competitive advantages.
         Diversified investment holding company in Hong Kong

  3.     SK Telecom Co., Ltd.
         Provider of mobile telecommunications services in Indonesia

  4.     MTR Corporation
         Provider of public transportation services in Hong Kong

  5.     DBS Group Holdings Ltd.
         Provider of banking and other financial services in Singapore

  6.     China Unicom
         Provider of telecommunication services in Hong Kong

  7.     Infosys Technologies Ltd.
         Financial and industrial software developer in India

  8.     Korea Telecom Corp.
         Provider of telecommunication services in Korea

  9.     HSBC Holdings plc
         International banking and financial services company

 10.     Cheung Kong Holdings Ltd.
         Provider of real estate and financial management services in Hong Kong










For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000

We asked Tien-Yu Sieh, lead portfolio manager of Scudder Pacific Opportunities Fund, to discuss the recent market environment and the fund's investment strategy over the twelve-month period ended October 31, 2000.

Q: How did the Asian markets perform during the period?

A: Pacific Basin equities declined during the twelve months ended October 31, 2000 due to extreme weakness in the second half of the period. Negative external factors such as rising oil prices and weakness in the U.S. equity market weighed heavily on stock prices. The Asian markets were further impacted by region-specific difficulties, such as political issues in Taiwan and the decision by Ford Motor Company to withdraw its offer for Daewoo's auto division, a move that raised anxieties over the slowing pace of restructuring in Korea. Additionally, Asian currencies were weak across the board in the face of a strong dollar. Against this backdrop, the net asset value of Scudder Pacific Opportunities Fund -- Class S shares during the period fell 14.20%, a smaller decline than the -20.12% return of its unmanaged benchmark, the MSCI All Country Asia Free, ex-Japan Index. In the second half of the period, the fund lost 27.22%, while its benchmark fell 25.50%.

Q: What were some of the key factors in the fund's underperformance?

A: The largest contributor to the fund's recent underperformance was its overweighting in the technology and telecommunications areas, a position that had contributed positively to performance in the early part of the year. During the course of the third quarter, however, we reevaluated our holdings in these sectors in the face of overwhelming downward pressure on share prices. While we still believe in the superior fundamentals of many of the leading companies in the sector, we are not confident that this will be reflected in the short-term performance of their stock prices. The fund's relative performance was also hurt by its underweighting in value names and stocks that are prominent in the regional indices, both of which benefited from a rotation away from companies in the tech and telecom sectors. We have had relatively little exposure to value names because of their finite growth potential, relatively poor operating characteristics, and weaker competitive positioning.

In the latter part of the period, the fund was hurt by the fact that the markets offering the heaviest representation of companies with the most attractive fundamentals failed to perform. As a result, fund performance was hurt by macroeconomic and political factors such as those affecting Taiwan and Korea. Such issues, which we believe to be unrelated to the basic company-specific fundamentals of the stocks we hold in the portfolio, prevented our bottom-up stock selection approach from having a positive effect. Similarly, we were underweight top-performing markets like Hong Kong, Singapore, and Australia, which we felt were largely comprised of companies with limited upside potential.

Q: The fund has held a large position in semiconductor stocks, as well as plays on the boom in wireless communication. How did these holdings affect performance?

A: The decline in these areas was a key factor in the fund's underperformance. Believing that the semiconductor industry was still in the middle of an extended growth cycle, we were highly positive on the sector entering the third quarter. We were further intrigued by the fact that valuations of Asian semiconductor companies were dramatically lower than those of their counterparts in other parts of the world. Another sector that we were enthusiastic on was mobile telephony, based on our thesis that the world is on the brink of the dawn of a mobile data revolution. However, our views on these key sectors have since evolved. While valuations remain fundamentally sound -- and in fact have gotten even more attractive in recent months -- we are now taking a more cautious stance. Our primary rationale is that the Asian tech and telecom sectors are still a secondary investment made after global investors have already established positions in the industry leaders in the U.S. and Europe. Although the fundamental outlook for several companies in the sector remains positive, it will be difficult for their values to be recognized by investors as long as volatility in U.S. tech stocks remains high.

Q: How is the fund positioned at present, and what changes have you made in recent months?

A: The fund continues to hold an overweight position in companies with exposure to the recovery of the domestic economy, as well as leading exporters of industrial products and services. As in the second quarter, we reviewed our portfolio composition in considerable detail, undertaking an in-depth analysis of our holdings through on-the-ground meetings with company managements. With few exceptions, we determined that the operating positions of the companies in the fund remained highly positive, and in many cases were ahead of expectations. We therefore made few changes to the portfolio during the period. Further, we resisted adding to positions in these companies (such as Samsung Electronics, SK Telecom, and China Telecom), choosing instead to accumulate a higher cash level in the face of severe market volatility and uncertainty. We continued to add to the banking and financial services sectors, however, based on our view that the leading companies had accelerated the overhaul of their operations with the aim of improving efficiency and future returns.

Given our expectation for further volatility, the fund remains defensively positioned. There is currently a dearth of attractive opportunities promising favorable absolute returns. The threat of an imminent slowdown in economic growth, combined with the volatility in oil prices and the weakness of the euro, have made for a more challenging backdrop for almost all business in Asia. As a result, we chose to raise cash levels in recent months, after having held minimal cash throughout the first half of the calendar year.

Q: What is your outlook for the Asian markets?

A: In the short term, we believe that sharp rallies from depressed levels are likely to prove unsustainable. This should limit the upside in many sectors until the larger questions surrounding global growth, oil prices, and currencies have been resolved. Despite these concerns, we remain positive on our medium- to longer-term outlook for Asia. In the past, we have stated our belief that more enlightened management practices will, over time, lead to a higher quality of income, and hence higher valuations and more potent returns to shareholders. These changes, in turn, should have a positive impact on macroeconomic fundamentals by providing a stronger base for growth and overall demand across the region. As consumer confidence grows and corporate earnings increase, we believe that funds will flow into the region and further help its companies build a better foundation for the future. In this way, restructuring and reform has the potential to unleash a virtuous cycle that can benefit Asia for years to come.

In our view, the year 2000 probably marks a watershed in the transition from the explosive rebound phase that followed the crises of 1997-98 to a period of more sustainable growth. Further, the sharp downturn in the Asian markets since the end of the first quarter has effectively lowered valuations to more reasonable levels. We believe this to be especially true in light of the strong operating performance that many of our holdings have demonstrated. Although investors should not expect strong absolute returns in the near term, we will continue to position the fund to benefit from the long-term themes that are emerging in the Pacific Basin.

Scudder Pacific Opportunities Fund:
A Team Approach to Investing

Scudder Pacific Opportunities Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Tien-Yu Sieh assumed responsibility for the fund's day-to-day management and investment strategy in May 1999. Mr. Sieh joined the Adviser in 1996.

Portfolio manager Theresa Gusman joined the Adviser in 1995 and has over 15 years of experience in Pacific Basin investments.

Portfolio manager Elizabeth J. Allan joined the Adviser in 1987 as a member of the fund team concentrating in Asian investments.

Portfolio manager Nicholas Bratt joined the Adviser in 1976 and has over 21 years of experience in global investing. Mr. Bratt has been a member of the fund team since 1992.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Currency Exchange  The price at which one country's currency can be exchanged
                Rate into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

Defensive Securities  Stocks and bonds that are more conservative than average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

         Fundamental  Analysis of companies based on the projected impact of
            Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

       Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets.
                      Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of October 31, 2000
--------------------------------------------------------------------------------

                                                        Principal
                                                        Amount ($)     Value ($)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Short-Term Investments 5.5%
---------------------------------------------------------------------------------

 United States
 Student Loan Marketing Association, 6.45%**, 11/1/2000
    (Cost $5,298,000) ...................................   5,298,000   5,298,000

                                                             Shares
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Common Stocks 94.5%
---------------------------------------------------------------------------------

 Australia 1.7%
 Davnet Limited (Provider of telecommunication services)    1,352,000    551,271
 E.R.G. Australia Ltd. (Producer and installer of
    electronic ticketing equipment, and manufacturer of
    radio communication equipment) ......................     210,100   1,037,892
                                                                      -----------
                                                                        1,589,163
                                                                      -----------
 China 1.2%
 China Petroleum and Chemical Corp. "H"* (Explorer and
    producer of oil and natural gas) ....................   6,042,000   1,185,374
                                                                      -----------
 Hong Kong 39.0%
 Cheung Kong Holdings Ltd. (Provider of real estate and
    financial management services) ......................     227,000   2,510,547
 China Telecom Ltd. (Provider of cellular
    telecommunication services) .........................     921,000   5,904,906
 China Unicom (Provider of telecommunications services) .   1,754,000   3,519,875
 Citic Pacific Ltd. (Diversified holding company) .......     356,000   1,428,821
 Dao Heng Bank Group Ltd. (Provider of commercial
    and retail banking) .................................     198,000   1,000,333
 Esprit Holdings Ltd. (Designer and manufacturer of high
    quality fashion products) ...........................   2,325,081   1,997,543
 Giordano International Ltd. (Retailer of casual apparel)   3,259,424   1,912,121
 Hong Kong Electric Holdings, Ltd. (Electric utility and
    real estate) ........................................     480,000   1,584,900
 Hongkong Land Holdings, Ltd. (Investor in commercial
    property) ...........................................     928,000   1,716,800
 Hutchison Whampoa, Ltd. (Diversified investment holding
    company) ............................................     444,400   5,527,505
 JCG Holdings Ltd. (Bank) ...............................   2,066,000   1,099,415
 Legend Holdings Ltd. (Manufacturer of computers and
    related products) ...................................   2,142,000   1,812,787
 Li & Fung, Ltd. (Exporter of consumer products) ........   1,168,000   2,171,672


    The accompanying notes are an integral part of the financial statements.

                                                              Shares       Value ($)
------------------------------------------------------------------------------------

 MTR Corporation* (Provider of public transportation
    services) .............................................   2,871,000    4,252,052
 Quality Healthcare Asia Ltd.* (Provider of medical
    coverage services) ....................................   4,539,000    1,047,650
                                                                        ------------
                                                                          37,486,927
                                                                        ------------
 India 10.2%
 Dr. Reddy's Laboratories Ltd. (Manufacturer and exporter
    of pharmaceuticals) ...................................      16,700      499,770
 Global Tele-Systems Limited (Manufacturer of
    telecommunication products and services) ..............      29,350      662,842
 HDFC Bank Ltd. (Corporate banking and financial services)          100          534
 Hindustan Lever Ltd. (Manufacturer of consumer products) .     265,000    1,005,524
 ITC Limited (Tobacco company) ............................      55,400      900,863
 Infosys Technologies Ltd. (Financial and industrial
    software developer) ...................................      21,300    3,259,862
 NIIT Ltd. (Designer and distributor of computer software)       36,300    1,221,856
 Satyam Computer Services Ltd. (Provider of software
    services) .............................................     341,120    2,237,360
                                                                        ------------
                                                                           9,788,611
                                                                        ------------
 Korea 14.3%
 Hite Brewery Co., Ltd. (Brewery and producer of natural
    mineral drinking water) ...............................      19,600      877,046
 Kookmin Credit Card Co., Ltd. (Provider of credit
    card services) ........................................      99,500    2,169,319
 Korea Telecom Corp. (ADR) (Provider of
    telecommunications services) ..........................      78,300    2,887,313
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunications services) ..........................      22,470    4,790,308
 Samsung Electro-Mechanics Co., Ltd. (Manufacturer
    of precision and electronic parts) ....................      16,870      539,840
 Samsung Electronics Co. (Manufacturer of electronics) ....      19,906    2,493,719
                                                                        ------------
                                                                          13,757,545
                                                                        ------------
 Malaysia 1.1%
 SCB Developments Berhad (Builder of residential buildings)     835,800    1,064,545
                                                                        ------------
 Singapore 8.9%
 Chartered Semiconductor (ADR)* (Manufacturer of
    semiconductors) .......................................      20,801      967,247
 DBS Group Holdings Ltd. (Provider of banking and
    other financial services) .............................     299,899    3,536,867
 Singapore Airlines Limited (Provider of air
    transportation) .......................................     167,900    1,683,592
 Venture Manufacturing Ltd. (Provider of manufacturing
    services to electronics companies) ....................     246,300    2,385,540
                                                                        ------------
                                                                           8,573,246
                                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                                                                Shares      Value ($)
------------------------------------------------------------------------------------

 Taiwan 13.6%
 ASE Test Ltd. (Provider of testing services to
    semiconductor manufacturers) .........................       84,700    1,307,556
 Compeq Manufacturing Co., Ltd.* (Manufacturer of
    multi-layer and double-sided printed circuit boards) .      375,400    1,417,920
 Far Eastern Textile Ltd. (Manufacturer of natural and
    synthetic textile products) ..........................    1,369,724    1,128,008
 Formosa Plastics Corp. (Manufacturer of plastics
    materials) ...........................................       80,770      128,782
 GigaMedia Ltd.* (Provider of broadband Internet access
    services and content) ................................       62,400      304,200
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) .................................      326,080    1,706,115
 Pacific Electric Wire & Cable Co., Ltd.* (Manufacturer of
    electrical wires and cables) .........................      369,225      153,748
 Synnex Technology International Corp. (Distributor of
    personal computers and peripherals) ..................       66,900      140,842
 Taiwan Cement Corp. (Manufacturer of cement) ............    3,127,680    1,597,731
 Taiwan Semiconductor Manufacturing Co. Ltd. .............
    (Manufacturer of integrated circuits) ................      417,328    1,266,196
 United MicroElectronics Corporation (ADR)* (Manufacturer
    of integrated circuits) ..............................      163,817    1,863,416
 Via Technologies Inc. (Designer, manufacturer and
    marketer of integrated PC chipsets) ..................       99,000      711,084
 Yageo Corp. (Manufacturer of resistors and
    related equipment) ...................................    1,748,000    1,342,118
                                                                        ------------
                                                                          13,067,716
                                                                        ------------
 United Kingdom 4.1%
 HSBC Holdings plc (International banking and financial
    services company) ....................................      189,150    2,631,597
 Standard Chartered plc (Global bank) ....................       93,107    1,341,304
                                                                        ------------
                                                                           3,972,901
                                                                        ------------
 United States 0.4%
 AsiaInfo Holdings, Inc.* (Provider of Internet-related
    software products) ...................................       28,400      344,350
                                                                        ------------
------------------------------------------------------------------------------------
Total Common Stocks (Cost $91,887,066)                                    90,830,378
------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $97,185,066) (a)               96,128,378
------------------------------------------------------------------------------------


*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $97,984,603. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $1,856,225. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,621,338 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,477,563.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
------------------------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $97,185,066) .........................   $  96,128,378
Cash ...........................................................................           1,353
Foreign currency, at value (cost $6,919,396) ...................................       6,877,293
Receivable for investments sold ................................................       3,213,171
Dividends receivable ...........................................................          11,489
Receivable for Fund shares sold ................................................         124,640
Foreign taxes recoverable ......................................................             781
Due from Adviser ...............................................................          32,505
                                                                                 ---------------
Total assets ...................................................................     106,389,610

Liabilities
------------------------------------------------------------------------------------------------
Payable for investments purchased ..............................................       1,003,246
Payable for Fund shares redeemed ...............................................         178,453
Accrued management fee .........................................................         101,055
Accrued reorganization costs ...................................................           8,977
Accrued Directors' fees and expenses ...........................................          65,009
Other accrued expenses and payables ............................................         262,302
                                                                                 ---------------
Total liabilities ..............................................................       1,619,042
Net assets, at value ...........................................................   $ 104,770,568

Net Assets
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments ..................................................................      (1,056,688)
  Foreign currency related transactions ........................................         (42,740)
Accumulated net realized gain (loss) ...........................................     (33,517,136)
Paid-in capital ................................................................     139,387,132
Net assets, at value ...........................................................   $ 104,770,568

Net Asset Value
------------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($2,349 / 233 shares of capital stock outstanding, $.01 par value,
   100,000,000 shares authorized) ..............................................   $       10.08
Class S
Net Asset Value, offering and redemption price per share ($104,768,219 /
   10,388,299 shares of capital stock outstanding, $.01 par value, 100,000,000
   shares authorized) ..........................................................   $       10.09


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
-------------------------------------------------------------------------------

Investment Income
-------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $142,220) ..........   $  1,073,488
Interest .......................................................        137,603
                                                                ---------------
Total Income ...................................................      1,211,091
                                                                ---------------
Expenses:
Management fee .................................................      1,789,220
Services to shareholders .......................................        681,755
Custodian and accounting fees ..................................        439,256
Adminstrative fee ..............................................         57,980
Auditing .......................................................         92,322
Legal ..........................................................          7,094
Directors' fees and expenses ...................................         89,346
Reports to shareholders ........................................         68,103
Registration fees ..............................................          8,728
Reorganization fees ............................................         55,126
Other ..........................................................         55,181
                                                                ---------------
Total expenses, before expense reductions ......................      3,344,111
Expense reductions .............................................        (32,505)
                                                                ---------------
Total expenses, after expense reductions .......................      3,311,606

Net investment income (loss) ...................................     (2,100,515)

Realized and unrealized gain (loss) on investment transactions
-------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign taxes of $1,286,932) ...............     28,568,616
Foreign currency related transactions ..........................       (387,804)
                                                                ---------------
                                                                     28,180,812
                                                                ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign tax benefit of $1,145,576)     (39,770,956)
Foreign currency related transactions ..........................        (50,148)
                                                                ---------------
                                                                    (39,821,104)
-------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (11,640,292)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(13,740,807)
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                         Years Ended October 31,
                                                          2000             1999
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (2,100,515)   $    (721,575)
Net realized gain (loss) on investment transactions      28,180,812          916,485
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (39,821,104)      45,992,276
                                                   ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ................................     (13,740,807)      46,187,186
                                                   ---------------- ----------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................              --               --
                                                   ---------------- ----------------
  Class S .........................................              --         (314,081)
                                                   ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .........................      96,599,537      461,378,994
Reinvestment of distributions .....................              --          287,106
Cost of shares redeemed ...........................    (121,909,595)    (477,752,884)
Redemption fees ...................................         697,567          571,030
                                                   ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (24,612,491)     (15,515,754)
                                                   ---------------- ----------------
Increase (decrease) in net assets .................     (38,353,298)      30,357,351
Net assets at beginning of period .................     143,123,866      112,766,515
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $128,040 at October 31, 1999) ........   $ 104,770,568    $ 143,123,866



    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $10.93
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                         (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (.84)
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations                                         (.85)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                       --
------------------------------------------------------------------------------------
Redemption fees                                                               --
------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.08
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                          (7.78)(c)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      .002
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                      1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.11)**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  134
------------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended October 31,                   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of period    $11.76   $ 8.38   $11.38   $15.93  $15.59
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)       (.18)    (.06)      .05    (.04)     .02
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     (1.55)     3.41   (2.75)   (4.50)     .42
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations      (1.73)     3.35   (2.70)   (4.54)     .44
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                     --    (.02)    (.30)    (.01)   (.10)
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                       --    (.02)    (.30)    (.01)   (.10)
------------------------------------------------------------------------------------
  Redemption fees                          .06      .05       --       --      --
------------------------------------------------------------------------------------
Net asset value, end of period          $10.09   $11.76   $ 8.38   $11.38  $15.93
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                        (14.20)   40.49   (24.16)  (28.52)   2.76
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     105      143      113      147     329
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          2.05(c)    2.35     2.46     1.94    1.75
------------------------------------------------------------------------------------
 Ratio of expenses after expense
 reductions (%)                         2.03(c)    2.35     2.46     1.94    1.75
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                     (1.29)    (.56)      .50    (.22)     .12
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                134      122      141       97      95
------------------------------------------------------------------------------------


(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

(b)      Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.98% and 1.98%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Investment income, realized and unrealized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective October 2, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $32,718,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($32,650,000) and October 31, 2007 ($68,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of each class of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. This redemption fee is only applicable to shares purchased on or after May 22, 1999.

B. Purchases and Sales of Securities

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $205,255,956 and $237,566,838, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the first $500,000,000 of the average daily net assets and 1.05% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2000, the fee pursuant to the Agreement and the Management Agreement aggregated to $1,789,220, which was equivalent to an annual effective rate of 1.10% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period October 2, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $57,980, all of which is unpaid at October 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $521,970, of which $45,415 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $52,365, of which $159 is unpaid at October 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $117,618, of which $8,015 is unpaid at October 31, 2000.

Effective October 2, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $24,337. In addition, a one-time fee of $65,009 was accrued by Class S prior to October 2, 2000 for payment to those Directors not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $32,505 of such costs.

Other Related Parties. Effective October 2, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. In addition, after December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

G. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                               Year Ended                          Year Ended
                            October 31, 2000                    October 31, 1999
                   ---------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
----------------------------------------------------------------------------------------
Class AARP* ....              233   $        2,543               --   $           --
Class S** ......        6,843,012       96,596,994       49,215,178      461,378,994
                                    $   96,599,537                    $  461,378,994

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------
Class AARP* ....               --   $           --               --   $           --
Class S** ......               --               --           32,540          287,106
                                    $           --                    $      287,106

Shares redeemed
----------------------------------------------------------------------------------------
Class AARP* ....               --   $           --               --   $           --
Class S** ......      (8,627,353)    (121,909,595)     (50,538,419)    (477,752,884)
                                    $(121,909,595)                    $(477,752,884)

Redemption fees
----------------------------------------------------------------------------------------
Class AARP* ....               --   $           --               --   $           --
Class S** ......               --          697,567               --          571,030
                                    $      697,567                    $      571,030

Net increase (decrease)
----------------------------------------------------------------------------------------
Class AARP* ....              233   $        2,543               --   $           --
Class S** ......      (1,784,341)     (24,615,034)      (1,290,701)     (15,515,754)
                                    $ (24,612,491)                    $ (15,515,754)


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund,
Inc. and the Shareholders of Scudder Pacific Opportunities
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 15, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid foreign taxes of $1,430,000 and earned $1,430,000 of foreign source income during the year ended October 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.14 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Pacific Opportunities Fund (the "fund"), a series of Scudder International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Directors of Scudder International Fund, Inc.

                                                         Number of Votes:
   Director                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          5,596,057            182,086
   Linda C. Coughlin                             5,580,460            197,683
   Dawn-Marie Driscoll                           5,595,989            182,154
   Edgar R. Fiedler                              5,588,671            189,472
   Keith R. Fox                                  5,596,708            181,435
   Joan E. Spero                                 5,590,027            188,116
   Jean Gleason Stromberg                        5,589,904            188,239
   Jean C. Tempel                                5,591,938            186,205
   Steven Zaleznick                              5,583,349            194,794
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      5,586,363              72,922              118,858                 0
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*                          Joyce E. Cornell*
   o  President and Director                   o  Vice President

 Henry P. Becton, Jr.                        Carol L. Franklin*
   o  Director; President, WGBH Educational    o  Vice President
      Foundation
                                             Edmund B. Games, Jr.*
 Dawn-Marie Driscoll                           o  Vice President
   o  Director; President, Driscoll
      Associates; Executive Fellow, Center   William F. Glavin*
      for Business Ethics, Bentley College     o  Vice President

 Edgar R. Fiedler                            Joan R. Gregory*
   o  Director; Senior Fellow and Economic     o  Vice President
      Counsellor, The Conference Board, Inc.
                                             James E. Masur*
 Keith R. Fox                                  o  Vice President
   o  Director; General Partner,
      The Exeter Group of Funds              Howard S. Schneider*
                                               o  Vice President
 Joan E. Spero
   o  Director; President, The Doris         Tien-Yu Sieh*
      Duke Charitable Foundation               o  Vice President

 Jean Gleason Stromberg                      John Millette*
   o  Director; Consultant                     o  Vice President and
                                                  Secretary
 Jean C. Tempel
   o  Director; Managing Director,           Kathryn L. Quirk*
      First Light Capital, LLC                 o  Vice President and
                                                  Assistant Secretary
 Steven Zaleznick
   o  Director; President and                John R. Hebble*
      Chief Executive Officer,                 o  Treasurer
      AARP Services, Inc.
                                             Brenda Lyons*
 Thomas V. Bruns*                              o  Assistant Treasurer
   o  Vice President
                                             Caroline Pearson*
 Irene T. Cheng*                               o  Assistant Secretary
   o  Vice President
                                             *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group